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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 25, 2003
                                                           -------------


                            Capital Directions, Inc.
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             (Exact name of registrant as specified in its charter)


                                    Michigan
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                 (State or other jurisdiction of incorporation)


                 33-20417                             38-2781737
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     (Commission File Number)              (IRS Employer Identification No.)


322 South Jefferson Street
Mason, Michigan                                         48854-0130
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(Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code      (517) 676-0500
                                                  ------------------------------








                       Exhibit Index is located on page 4.


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ITEM 5.  OTHER EVENTS

         On June 25, 2003, Capital Directions, Inc. announced the Board of Directors' preliminary approval of a going private merger transaction and its intent to de-register as a public reporting company with the Securities and Exchange Commission.

         A copy of the press release is attached hereto as an exhibit and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                  (c)      Exhibits:

                           Exhibit 99       June 25, 2003 Press Release



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CAPITAL DIRECTIONS, INC.
                                             (Registrant)


                                     By:  /s/ Timothy P. Gaylord
                                          -------------------------------------
                                              Timothy P. Gaylord, President and
                                                Chief Executive Officer


Dated:  June 25, 2003



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                                  EXHIBIT INDEX


NUMBER                              DESCRIPTION

99                                  June 25, 2003 Press Release





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